SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 23, 2002

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                     0-13150
                                     -------
                            (Commission File Number)

                                   04-2735766
                                   ----------
                      (IRS Employer Identification Number)


                 4375 River Green Parkway, Duluth, Georgia 30096
                 -----------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code:  (678) 258-4000


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

     Set forth below for Concurrent Computer Corporation are (1) the condensed consolidated balance sheets as of June 30, 2002 (unaudited) and June 30, 2001,
(2) the condensed consolidated statements of operations for the years ended June 30, 2002 (unaudited) and June 30, 2001, and (3) the unaudited segment data for the years ended June 30, 2002 and 2001.


                         CONCURRENT COMPUTER CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                  JUNE 30,    JUNE 30,
                                                    2002        2001
                                                -----------  ----------
                                                (Unaudited)
ASSETS
   Cash and cash equivalents                     $  30,519   $   9,460
   Trade accounts receivable, net                   23,894      14,348
   Inventories                                       6,822       7,187
   Prepaid expenses and other current assets         1,879       1,058
                                                -----------  ----------
      Total current assets                          63,114      32,053

   Property, plant and equipment, net               10,696      10,484
   Purchased developed computer software, net        1,393       1,583
   Goodwill, net                                    10,744      10,744
   Investment in minority owned companies            7,814           -
   Note receivable from minority owned company       3,000           -
   Other long-term assets, net                       1,927       2,188
                                                -----------  ----------

Total assets                                     $  98,688   $  57,052
                                                ===========  ==========

LIABILITIES
   Accounts payable and accrued expenses         $  15,514   $  13,929
   Deferred revenue                                  4,055       3,300
                                                -----------  ----------
      Total current liabilities                     19,569      17,229

   Long-term deferred revenue                        1,677       1,193
   Other long-term liabilities                       8,218       5,347

STOCKHOLDERS' EQUITY
   Common stock                                        618         551
   Additional Paid-in Capital                      172,929     140,352
   Treasury stock                                      (58)        (58)
   Retained earnings (deficit)                     (98,377)   (102,760)
   Accumulated other comprehensive loss             (5,888)     (4,802)
                                                -----------  ----------
      Total stockholders' equity                    69,224      33,283
                                                -----------  ----------

Total liabilities and stockholders' equity       $  98,688   $  57,052
                                                ===========  ==========

                                      CONCURRENT COMPUTER CORPORATION
                               CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                    (IN THOUSANDS EXCEPT PER SHARE DATA)


                                               THREE MONTHS ENDED JUNE 30,     TWELVE MONTHS ENDED JUNE 30,
                                              ------------------------------  ------------------------------
                                                   2002            2001            2002            2001
                                                (Unaudited)     (Unaudited)    (Unaudited)
                                              --------------  --------------  -------------  ---------------
Revenues:
  Product sales
    Real-time systems                         $       5,756   $       8,263   $      21,601  $       25,740
    Video-on-demand systems                          17,447           6,196          47,961          23,814
                                              --------------  --------------  -------------  ---------------
      Total product sales                            23,203          14,459          69,562          49,554
  Service and other                                   4,555           5,436          19,807          23,267
                                              --------------  --------------  -------------  ---------------
      Total                                          27,758          19,895          89,369          72,821

Cost of sales:
  Real-time and video-on-demand systems               9,556           8,248          33,215          27,193
  Service and other                                   2,937           3,090          11,588          12,608
                                              --------------  --------------  -------------  ---------------
      Total                                          12,493          11,338          44,803          39,801
                                              --------------  --------------  -------------  ---------------

Gross margin                                         15,265           8,557          44,566          33,020

Operating expenses:
  Sales and marketing                                 4,458           3,914          16,984          16,112
  Research and development                            4,314           3,205          15,291          11,579
  General and administrative                          2,173           2,127           8,612          10,920
                                              --------------  --------------  -------------  ---------------
      Total operating expenses                       10,945           9,246          40,887          38,611
                                              --------------  --------------  -------------  ---------------

Operating income (loss)                               4,320            (689)          3,679          (5,591)

Other income (loss)                                     263              31             704               2
                                              --------------  --------------  -------------  ---------------
Income (loss) before income taxes                     4,583            (658)          4,383          (5,589)

Provision for income taxes                             (450)            150               0             600
                                              --------------  --------------  -------------  ---------------

Net income (loss)                             $       5,033   $        (808)  $       4,383  $       (6,189)
                                              ==============  ==============  =============  ===============

Basic net income (loss) per share             $        0.08   $       (0.01)  $        0.07  $        (0.11)
                                              ==============  ==============  =============  ===============

Diluted net income (loss) per share           $        0.08   $       (0.01)  $        0.07  $        (0.11)
                                              ==============  ==============  =============  ===============

Basic weighted average shares outstanding            61,856          55,058          60,997          54,683
                                              ==============  ==============  =============  ===============

Diluted weighted average shares outstanding          63,654          55,058          64,088          54,683
                                              ==============  ==============  =============  ===============

Note: If the provisions of SFAS 142 were applied to the quarter ending June 30, 2001, basic and diluted net loss per share would have been $.01. If the provisions of SFAS 142 were applied to the twelve months ending June 30, 2001, basic and diluted net loss per share would have been $.09.

                             CONCURRENT COMPUTER CORPORATION
                                      SEGMENT DATA
                                     (IN THOUSANDS)


                                   REAL-TIME DIVISION          XSTREME DIVISION
                               --------------------------  ------------------------
                                   THREE MONTHS ENDED         THREE MONTHS ENDED
                               --------------------------  ------------------------
                                 06/30/02      06/30/01      06/30/02     06/30/01
                                (Unaudited)   (Unaudited)  (Unaudited)   (Unaudited)
                               ------------  ------------  ------------  ----------
Revenues:
  Product Sales                $      5,756  $      8,263  $     17,447  $   6,196
  Service and other                   4,555         5,436             -          -
                               ------------  ------------  ------------  ----------
     Total                           10,311        13,699        17,447      6,196

Cost of sales:
  Systems                             1,904         4,818         7,652      3,430
  Service and other                   2,937         3,090             -          -
                               ------------  ------------  ------------  ----------
     Total                            4,841         7,908         7,652      3,430
                               ------------  ------------  ------------  ----------

Gross margin                          5,470         5,791         9,795      2,766

Operating expenses
  Sales and marketing                 1,854         1,878         2,604      2,036
  Research and development            1,496           940         2,818      2,265
  General and administrative            827           966         1,346      1,161
                               ------------  ------------  ------------  ----------
    Total operating expenses          4,177         3,784         6,768      5,462
                               ------------  ------------  ------------  ----------

Operating income (loss)        $      1,293  $      2,007  $      3,027  $  (2,696)
                               ============  ============  ============  ==========

                             CONCURRENT COMPUTER CORPORATION
                                      SEGMENT DATA
                                     (IN THOUSANDS)


                                   REAL-TIME DIVISION          XSTREME DIVISION
                               --------------------------  ------------------------
                                   TWELVE MONTHS ENDED        TWELVE MONTHS ENDED
                               --------------------------  ------------------------
                                 06/30/02      06/30/01      06/30/02     06/30/01
                                (Unaudited)   (Unaudited)  (Unaudited)  (Unaudited)
                               ------------  ------------  ------------  ----------
Revenues:
  Product Sales                $     21,601  $     25,740  $    47,961   $  23,814
  Service and other                  19,807        23,267            -           -
                               ------------  ------------  ------------  ----------
     Total                           41,408        49,007       47,961      23,814

Cost of sales:
  Systems                             8,586        14,102       24,629      13,091
  Service and other                  11,588        12,608            -           -
                               ------------  ------------  ------------  ----------
     Total                           20,174        26,710       24,629      13,091
                               ------------  ------------  ------------  ----------

Gross margin                         21,234        22,297       23,332      10,723

Operating expenses
  Sales and marketing                 7,023         7,688        9,961       8,424
  Research and development            5,409         3,493        9,882       8,086
  General and administrative          3,889         4,569        4,723       6,351
                               ------------  ------------  ------------  ----------
    Total operating expenses         16,321        15,750       24,566      22,861
                               ------------  ------------  ------------  ----------

Operating income (loss)        $      4,913  $      6,547  $    (1,234)  $ (12,138)
                               ============  ============  ============  ==========

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  August 23, 2002.

                                   CONCURRENT COMPUTER CORPORATION



                                   By:  /s/  Steven R. Norton
                                       ----------------------------
                                       Steven R. Norton
                                       Executive Vice President, Chief Financial
                                         Officer and Secretary